SUPPLEMENTARY TO THE SALE AND PURCHASE OF ASSETS AGREEMENT DATED JUNE 11, 2021 ("AGREEMENT")

- **VARIATION TO THE AGREEMENT**

Parties :

Vendor	:	**SEGAMA VENTURES SDN BHD [Reg. No198501007457 (Company No.139900-D)]** Lot No. 93, Bandar Sri Perdana, Phase 5, Jalan Silam, 91111, Lahad Datu, Sabah, East Malaysia
Purchaser	:	**GOLD BILLION GLOBAL LIMITED (BVI COMPANY NO. 1759774)** Wickhams Cay II, Road Town , Tortola, VG 1110, British Virgin Island

1. By the Agreement signed between the parties, the Vendor had sold and the Purchaser has purchased one unit Factory Building with Office, Work quarters and Genset building measuring 60,000 square feet (5900 M2) more or less and located on two (2) acres ("**The said Assets**") on part of a parcel of Industrial land held under document of title CL 115474569 (13.22 hectares/32.65 Acres) Mile 8, Jalan Silam, District of Lahad Datu, Sabah for a Purchase Price of USD1,600,000.00 (US Dollars One Million Six Hundred Thousand only) **("Purchase Price")** upon terms and conditions therein contained.

2. The Purchase Price is yet to be fully settled.

3. The Agreement is to be completed within three (3) months from the date of the Agreement, that is on the 9 September 2021 ("**Completion Date").**

4. The parties hereto are now mutually desirous of varying the terms of the Agreement in respect to the Completion Date and the Purchase Price of the said Assets upon terms and conditions hereinafter provided.

NOW THIS AGREEMENT WITNESSETH as follows:-

1. Interpretation

   Words and phrases when used herein shall have the same meaning as prescribed in the Agreement unless otherwise provided for herein.

2. Consideration

   In consideration of the mutual covenants of the parties herein the parties have agreed to vary the terms of the Agreement upon terms herein contained, and shall be refundable if the transaction fails to complete.

3. Completion Date

   a. The Purchaser is conducting legal due diligence on the acquisition and has requested for extension of time for the Completion Date up to the 30 June 2022.

b. The parties hereby mutuially agree to extend the Completion Date to the **30 June 2022.**

4. Adjustment to the Purchase Price

The parties agree that upon the completion of the legal due diligence review by the Purchaser's representative, the Purchase Price may be renegotiated and such renegotiated sum (as the case may be) shall be taken and construed as the Purchase Price for the said Assets and such sum shall be attached hereto as Schedule 1 to be duly signed and initialed by both parties.

5. The Agreement to subsist in all other respects

Save as herein provided all other provisions in the Agreement shall apply to this Agreement and the parties shall accordingly be bound by them.

7. Effective Date

This Variation agreement shall take effect from the date the parties hereto execute this agreement.

8. Fees and Costs

The Purchaser shall bear the legal costs and stamp duties for the preparation and stamping of this agreement.

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- 8 SEP 2021

In witness whereof the Parties have set their hands on this day of 2021

Signed by the authorised representatives of
SEGAMA VENTURES SDN BHD
was hereto affixed in the
presence of:-)
)
)
)

Director
Name :
NRIC No.:

Director/Secretary
Name :
NRIC No.:

Signed by the authorised representatives of
GOLD BILLION GLOBAL LIMITED
In the presence of:-
)
)
)

Name :
NRIC No.:

Designation :
Name :
NRIC No.:

In witness whereof the Parties have set their hands on this - 8 SEP 2021 day of 2021

Signed by the authorised representatives of
SEGAMA VENTURES SDN BHD
was hereto affixed in the
presence of:-)
)
)
)

Director
Name : Mariana Binti Jamarudin
NRIC No.: 840218-12-5474

Director/Secretary
Name : Dyidriyah Gapang
NRIC No.: 900224-12-5560

Signed by the authorised representatives of
GOLD BILLION GLOBAL LIMITED
In the presence of:-
)
)
)

Name :
NRIC No.:

Designation :
Name :
NRIC No.: